Exhibit E(2)

Schedule A

As of November 23, 2015, this Schedule A forms a part of the Principal Underwriter Agreement dated as of February 6, 2006 (the “Agreement”) between MassMutual Select Funds and MML Distributors, LLC. As of November 23, 2015, this Schedule A supercedes any previous version of said Schedule A.

Name of Series	Classes of Shares

MassMutual Select Total Return Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Strategic Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select BlackRock Global Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Diversified Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Fundamental Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Large Cap Value Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P 500® Index Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Focused Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Fundamental Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Blue Chip Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Growth Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Mid-Cap Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Cap Value Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Company Value Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P® Mid Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MM Russell 2000® Small Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Mid Cap Growth Equity II Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Cap Growth Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Diversified International Fund	I, R5, Service, Administrative, A, R4, R3
MM MSCI EAFE® International Index Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Overseas Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Conservative Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Moderate Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Moderate Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM In Retirement Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2010 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2015 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2020 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2025 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2030 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2035 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2040 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2045 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2050 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2055 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2060 Fund	I, R5, Service, Administrative, A, R4, R3

MASSMUTUAL SELECT FUNDS	MML DISTRIBUTORS, LLC

By: /s/ Nicholas Palmerino	By: /s/ Brian Haendiges
Name: Nicholas Palmerino	Name: Brian Haendiges
Title: CFO and Treasurer	Title: Vice President